Exhibit 10.4
TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

When Recorded, Mail To:
Attn: DJ Land Manager
1625 Broadway, Suite 2200
Denver, CO 80202

AMENDMENT 02
TO
THAT CERTAIN
SECOND AMENDED AND RESTATED
GAS GATHERING AGREEMENT
MUSTANG
CONTRACT NUMBER: GRMU03-GG

This AMENDMENT 02 (this “Amendment”) shall be effective as among Noble Energy, Inc., a Delaware corporation (the “Producer”) and Green River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns (“Midstream Co”) as of July 1, 2018 (the “Amendment Effective Time”). This Amendment modifies that certain Second Amended and Restated Gas Gathering Agreement, effective as of March 31, 2016 (the “Agreement”), which has been given contract number GRMU03-GG and is comprised of (i) that certain Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (the “Agreement Terms and Conditions”), last updated March 31, 2016, together with (ii) that certain Second Amended and Restated Agreement Addendum 03, effective as of March 31, 2016, as amended by Amendment 01, effective as of September 1, 2016 (the “Agreement Addendum”). The Agreement Terms and Conditions, the Agreement Addendum and this Amendment shall constitute one contract and shall be the Agreement of the Parties.
WHEREAS, the Parties acknowledge that the purpose of this Amendment is make certain technical modifications.
WHEREAS, the Parties agree and acknowledge that amendments to the Agreement Terms and Conditions set forth herein constitute an amendment only to the Agreement and not to any other agreement in respect of natural gas gathering services to which Producer is a party.
NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein and the mutual agreements in the Agreement, Midstream Co and Producer hereby agree as follows:

Amendment 02 – Page 1
Second Amended and Restated Gas Gathering Agreement
Green River Gas Gathering Agreement
GRMU03-GG

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

1.Amendments.
1.1    Agreement Addendum. The row entitled “Individual Fee” in the Agreement Addendum is hereby deleted in its entirety and replaced with the following:

Individual Fee	$[**]/MMBtu

2.    Confirmation. The provisions of the Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. No provision of the Agreement is amended or otherwise modified hereby, except as expressly stated herein.
3.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party to the Agreement, nor constitute a waiver of any provision of the Agreement. On and after the Amendment Effective Time, this Amendment shall for all purposes constitute a part of the Agreement.
4.    Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.
5.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction.
(Signature Pages follow)

Amendment 02 – Page 2
Second Amended and Restated Gas Gathering Agreement
Green River Gas Gathering Agreement
GRMU03-GG

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement in duplicate originals to be effective as of the Amendment Effective Time.
“Producer”

NOBLE ENERGY, INC.

By: /s/ Gary W. Willingham

Name:    Gary W. Willingham
Title:    Executive Vice President

STATE OF TEXAS    )
) ss.
COUNTY OF HARRIS    )

The foregoing instrument was acknowledged before me this 2nd day of August, 2018, by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation.
WITNESS my hand and official seal.
My commission expires: 5/05/2022

/s/ Joanne Garner
Notary Public

Amendment 02 – Signature Page 1
Second Amended and Restated Gas Gathering Agreement
Green River Gas Gathering Agreement
GRMU03-GG

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

GREEN RIVER DEVCO LP

By:    Green River DevCo GP LLC, as its general partner
By: Noble Midstream Services, LLC, as its sole member

By: /s/ John F. Bookout, IV

Name:    John F. Bookout, IV
Title:    Chief Financial Officer

STATE OF TEXAS    )
) ss.
COUNTY OF HARRIS    )

The foregoing instrument was acknowledged before me this 2nd day of August, 2018, by John F. Bookout, IV as Chief Financial Officer of Noble Midstream Services, LLC, which is the sole member of Green River DevCo GP LLC, which is the general partner of Green River DevCo LP, a Delaware limited partnership.
WITNESS my hand and official seal.
My commission expires: 5/05/2022

/s/ Joanne Garner
Notary Public

Amendment 02 – Signature Page 2
Second Amended and Restated Gas Gathering Agreement
Green River Gas Gathering Agreement
GRMU03-GG